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                                                                   EXHIBIT 10.16

                                FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


    This FIRST AMENDMENT is made end entered into as of April 28, 2000 (this "Amendment"), among (a) CALIFORNIA STEEL INDUSTRIES, INC., a Delaware
-----------
corporation (the "Borrower"), (b) THE BANKS, (c) FLEET NATIONAL BANK (f/k/a
                  --------
BankBoston, N.A.), as loan and collateral agent for the Banks
(the "Loan and Collateral Agent" ), and (d) BANK OF AMERICA NATIONAL
      -------------------------
TRUST AND SAVINGS ASSOCIATION, as documentation and letter of credit agent for the Banks (the "Letter of Credit Agent"). Capitalized terms used but not defined
                ----------------------
in this Amendment shall have the same meanings to such terms in the Credit Agreement defined below.

    WHEREAS, the Borrower, the Banks, the Loan and Collateral Agent, the Letter of Credit Agent, and the Arrangers have entered into that certain Revolving Credit Agreement dated as of March 10, 1999, pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

    WHEREAS, in connection with the merger of BankBoston, N.A. with and into Fleet National Bank, the parties to the Credit Agreement wish to appoint Fleet Capital Corporation as the Loan and Collateral Agent and Fleet Capital Corporation wishes to accept such appointment; and

    WHEREAS, the parties to the Credit Agreement have agreed to honor such request upon the terms and subject to the conditions contained herein;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. Global Amendment; Waivers; and Appointment of Loan and Collateral Agent.
       -----------------------------------------------------------------------
The Borrower, the Banks, and the Agents hereby agree, as of the Effective Date, as follows:

          (a) The Borrower and the Banks hereby accept the resignation of Fleet National Bank (the "Old Agent")from the position of the Loan and Collateral
                        ---------
    Agent.

          (b) The Banks hereby appoint Fleet Capital Corporation as the Loan and Collateral Agent, and the Borrower hereby accepts the appointment of Fleet Capital Corporation as the Loan and Collateral Agent.

          (c) Fleet Capital Corporation shall be vested with all the rights, powers, privileges and duties of the Loan and Collateral Agent, and the
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    Old Agent shall be discharged from its duties and obligations under the
    Credit Agreement and any other Loan Documents.

          (d) The Borrower, the Banks, the Old Agent and the Loan and Collateral Agent hereby consent to the waiver of the sixty (60)day notice requirement for resignation of any Agent set forth in (S)15.9 of the Credit Agreement with respect to the resignation of Fleet National Bank as the Loan and Collateral Agent. All references in the Credit Agreement and any other Loan Documents to (i) BankBoston, N. A. (n/k/a Fleet National Bank)in its capacity as the Loan and Collateral Agent are hereby deemed to refer to Fleet Capital Corporation in its capacity as the Loan and Collateral Agent and (ii) the term "BKB" are hereby deemed to refer to the term "FCC".

          (e) The Borrower, the Banks, the Loan and Collateral Agent and the Old Agent shall make all filings, assignments and pledges or other actions necessary in the reasonable judgment of the Loan and Collateral Agent to create in favor of Fleet Capital Corporation as the Loan and Collateral Agent for the Banks and itself a perfected first-priority security interest in the Collateral.

    2. Amendments to (S)1.1 of the Credit Agreement. Subject to satisfaction of
       --------------------------------------------
each of the conditions set forth in (S)4 below, the Borrower, the Loan and Collateral Agent, the Letter of Credit Agent and the Banks hereby agree to amend (S)1.1 the Credit Agreement as set forth below. Each of the following amendments shall be effective as of the Effective Date:

    2.1 Definitions.
        -----------

          (a) The following new definitions are hereby inserted in (S) 1.1. of the Credit Agreement in its appropriate alphabetical order:

          "FCC. Fleet Capital Corporation, in its individual capacity."

          "Fleet. Fleet National Bank, in its individual capacity."

          (b) The definition of "Arrangers" is hereby deleted in its entirety
                                 ---------
    and replaced with the following:

          "Arrangers. FleetBoston Robertson Stephens Inc. (f/k/a BancBoston
           ---------
    Robertson Stephens Inc.) and BancAmerica Securities LLC (f/k/a NationsBanc Montgomery Securities LLC)."

          (c) The definition of "Balance Sheet Date" is hereby deleted in its
                                 ------------------
    entirety and replaced with the following:

          "Balance Sheet Date. December 31, 1999."
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          (d) The definition of "Banks" is hereby amended by deleting the
                                 -----
     word "BKB" and replacing it with the word "FCC."

          (e) The definition of "Base Rate" is hereby deleted in its entirety
                                 ---------
     and replaced with the following:

               "Base Rate. The higher of (a) the variable annual rate of
                ---------
          interest so designated from time to time by Fleet as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer or (b) one-half of one percent (1/2%) above the overnight federal funds effective rate, as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind. "

          (f) The definition of "BKB" is hereby deleted in its entirety.
                                 ----

          (g) The definition of "BKB Concentration Account" is hereby amended by
                                 -------------------------
    deleting the word "BKB" and replacing it with the word "FCC".

          (h) The definition of "Loan and Collateral Agent" is hereby deleted in
                                 -------------------------
    its entirety and replaced with the following definition:

          "Loan and Collateral Agent. Fleet Capital Corporation."
           -------------------------

          (i) The definition of "Loan and Collateral Agent's Head Office" is
                                 ---------------------------------------
    hereby deleted in its entirety and replaced with the following definition:

          "Loan and Collateral Agent's Head Office. The Loan and Collateral
           ------------------- -------------------
    Agent's head office located at 15260 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403."

    2.2 Financial Statements, Certificates and Information. (S)8.4(d) of the
        --------------------------------------------------
Credit Agreement is hereby amended by deleting the words "and (c)" in the second line thereof and inserting the word "and" between the words "(a), (b)."

    3.  Representation and Warranties.  The Borrower hereby represents and
        -----------------------------
warrants to each of the Banks, the Loan and Collateral Agent and the Letter of Credit Agent as follows:

        (a) Representations and Warranties in Credit Agreement.  Each of the
            --------------------------------------------------
    representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit

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                                      -4-

    Agreement (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, as amended hereby, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

         (b) Authority. The execution and delivery by the Borrower of
             ---------
    the Amendment and the performance by the Borrower of its agreements and obligations under the Amendment (i) are within its corporate authority
    (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon them, (v) require any waivers, consents or approvals by any of its creditors which have not been obtained, or (vi) require any approval which have not been obtained.

         (c) Enforceability of Obligations. The Amendment and the Credit
             -----------------------------
    Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (d) After otherwise giving effect to this Amendment, no Default or Event of Default shall have occurred and shall be continuing.

    4. Condition to Effectiveness. This Amendment shall become effective as of
       --------------------------
April 28, 2000, subject to satisfaction of each of the following conditions precedent (the "Effective Date").
                --------------

          (a) Execution and Delivery of Amendment Documents. (i) The Amendment
              ---------------------------------------------
    shall have been executed and delivered by each of the Borrower, the Banks, the Old Agent and the Agents and (ii) the Borrower shall have complied with the terms and conditions set forth in (S)1(e) hereof.

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                                      -5-

          (b) Representations and Warranties. The Loan and Collateral Agent
              ------------------------------
    shall be satisfied that the representations and warranties set forth in
    (S)3 hereof are true and correct on and as of the Effective Date.

    5. Affirmation and Acknowledgment of the Borrowers. The Borrower hereby
       -----------------------------------------------
ratifies and confirms all of its Obligations to the Banks and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Revolving Credit Loans and all other amounts due under the Credit Agreement, as amended hereby.

    6. Miscellaneous Provisions. From and after the date hereof, this Amendment
       ------------------------
shall be deemed a Loan Document for all purposes of the Credit Agreement and the other Loan Documents and each reference to Loan Documents in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment. Any breach by the Borrower of the covenants and obligations of the Borrower contained herein shall be an immediate Event of Default. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Loan and Collateral Agent or the Banks under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

    7. Applicable Law. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN
       --------------
AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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                                      -6-

    IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                        CALIFORNIA STEEL INDUSTRIES, INC.


                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                           Name:
                                           Title:

                                        FLEET CAPITAL CORPORATION,
                                          individually and as Loan and
                                          Collateral Agent

                                        By: /s/ Mark D. Newlun
                                           ------------------------------
                                           Name: Mark D. Newlun
                                           Title: Senior Vice President

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION,
                                          individually and as Letter of Credit
                                          Agent

                                        By: /s/ Helen Wilson
                                           ------------------------------
                                           Name: Helen Wilson
                                           Title: Senior Vice President

                                        WELLS FARGO BANK, N.A.

                                        By: /s/ Anthony D. Turner
                                           ------------------------------
                                           Name: Anthony D. Turner
                                           Title: Vice President

                                        FLEET NATIONAL BANK,
                                          as Old Agent

                                        By: /s/ Mark D. Newlun
                                           ------------------------------
                                           Name: Mark D. Newlun
                                           Title: Authorized Officer